Exhibit 10.64
FIRST AMENDMENT TO
TERM LOAN AND SECURITY AGREEMENT
     This First Amendment to Term Loan and Security Agreement (this “Amendment”), dated as of April 1, 2003, is made by and among RE Bayonet Point, Inc., RE Jacksonville, Inc., RE Port Charlotte, Inc., RE Sarasota, Inc., RE Orange Park, Inc., RE St. Petersburg, Inc., and RE Safety Harbor, Inc., each a Florida corporation (collectively and individually, the “Borrower”), and LaSalle Bank National Association, a national banking association (together with its successors and assigns, the “Lender”).
RECITALS
     A. The Borrower and the Lender are parties to that certain Term Loan and Security Agreement, dated as of May 31, 2002 (as the same may be further amended, modified or restated from time to time, the “Loan Agreement”).
     B. The parties hereto desire to amend certain of the terms and provisions of the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
     1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby.
     2. Amendments to Loan Agreement. Subject to the terms and conditions contained herein, the Borrower and the Lender hereby amend the Loan Agreement as follows:
     (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition in its correct alphabetical order:
     “Affiliate Loan Documents” means (i) that certain Amended and Restated Term Loan and Security Agreement dated as of April 1, 2003 by and between Tandem Health Care of Florida, Inc., a Florida corporation, and the Lender; and (ii) that certain Revolving Loan and Security Agreement dated as of April 1, 2003 by and among Tandem Health Care of Florida, Inc., OP Brandon, Inc., OP Lake Parker, Inc., OP Melbourne, Inc., OP West Altamonte, Inc., OP Pensacola, Inc., and OP Tallahassee, Inc., each a Florida corporation, and the Lender; and (iii) any of the “Financing Agreements” as such term is defined in each of the foregoing agreements, as any of the foregoing may be amended, supplemented, restated, or modified from time to time.
     (b) Section 9.8 of the Loan Agreement is hereby amended by deleting the term “management fees” in such section and adding the following proviso at the end of such section “; provided, however, the Borrower shall be permitted to pay a management fee to its Affiliates, not to exceed the aggregate amount of five percent (5%) of the Borrower’s gross revenue per calendar year provided that both immediately before such contemplated payment or after giving effect to any such payment no Default or Event of Default shall exist or have occurred or result therefrom.”
          (c) Section 10.1 of the Loan Agreement is hereby amended by adding the following two clauses at the end thereof:
     (v) institution by the PBGC, any Borrower or any ERISA Affiliate of steps to terminate any Plan or to organize, withdraw from or terminate a Multiemployer Plan if as a result of such reorganization, withdrawal or termination, any Borrower or any ERISA Affiliate could be required to make a contribution to such Plan or Multiemployer Plan, or could incur a liability or obligation to such Plan or Multiemployer Plan, in excess of One Hundred Thousand Dollars ($100,000), or (ii) a contribution failure occurs with respect to any Plan sufficient to give rise to a lien under ERISA; and/or
     (w) any “event of default” shall occur under or pursuant to any of the Affiliate Loan Documents, after the expiration of any applicable cure period therein, if any.
     (d) Section 11.21 of the Loan Agreement is hereby amended by inserting the following paragraph at the end thereof:
     Any term or provision of this Agreement or any other Financing Agreement to the contrary notwithstanding, the maximum aggregate amount of the Liabilities for which any of the Borrowers (which Liabilities are not direct borrowings or direct obligations of such Borrower (the “Non-Direct Obligations”)) shall be liable shall not exceed the maximum amount for which such Borrower can be liable without rendering such Non-Direct Obligations, as they relate to such Borrower, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer. To the extent that any Borrower shall be required hereunder to pay a portion of its Non-Direct Obligations which shall exceed the greater of (i) the amount of the economic benefit actually received by such Borrower from any of the loans evidenced hereby in respect of such Non-Direct Obligations, and (ii) the amount which such Borrower would otherwise have paid if such Borrower had paid the aggregate amount of the Non-Direct Obligations of such Borrower (excluding the amount thereof repaid by the other Borrowers) in the same proportion as such Borrower’s net worth at the date of any applicable borrowing hereunder is sought bears to the aggregate net worth of all of the Borrowers at the date of such applicable borrowing hereunder is sought, then such Borrower shall be reimbursed by the other Borrowers for the amount of such excess, pro rata based on the respective net worths of the Borrowers at the date of such applicable borrowing with respect hereto is sought.
     3. Conditions Precedent. The amendments contained in Section 2 hereof are subject to, and contingent upon, the prior or contemporaneous satisfaction of the following conditions precedent:
          (a) The Borrower and the Lender shall have executed and delivered to each other the Affiliate Loan Documents;

          (b) The Borrower shall have delivered to the Lender a Secretary’s Certificate of the Borrower certifying as to the adoption of the resolutions of the Board of Directors of the Borrower authorizing this Amendment and the transactions contemplated hereby, as well as a copy of the Resolutions of the Board of Directors of the Borrower, and
          (c) The Lender shall have received a legal opinion from Buchanan Ingersoll Professional Corporation, the legal counsel to Borrower, concerning the enforceability of this Amendment, in form and substance reasonably satisfactory to the Lender.
     4. Reference to and Effect on the Loan Agreement.
          (a) Except as expressly provided herein, the Loan Agreement and all of the Financing Agreements shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (i) any right, power or remedy of the Lender under the Loan Agreement or any of the Financing Agreements, or (ii) any Default or Event of Default under the Loan Agreement.
     5. Costs, Expenses and Taxes. Without limiting the obligation of the Borrower to reimburse the Lender for costs, fees, disbursements and expenses incurred by the Lender as specified in the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs, fees, disbursements and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses.
     6. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender that on and as of the date hereof and after giving effect to this Amendment:
          (a) The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment. This Amendment has been duly authorized by all necessary corporate action of the Borrower. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors’ rights generally and general principles of equity;
          (b) The Borrower’s representations set forth in the Loan Agreement and in the Financing Agreements are true, correct and complete on and as of the date hereof;
          (c) No Default or Event of Default has occurred and is continuing; and
          (d) The entities party to the Affiliate Loan Documents (other than the Lender) are affiliates of the Borrower and all are wholly-owned subsidiaries of Tandem Health Care, Inc.

     7. Release by the Borrower. In further consideration of the Lender’s execution of this Amendment, the Borrower (on behalf of itself and its directors, officers, employees, successors and assigns) hereby forever remises, releases, acquits, satisfies and forever discharges the Lender and its successors, assigns, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, costs, expenses, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that the Borrower (or any of its directors, officers, employees, successors and assigns) ever had, now has, or may have against or seek from any or all of the Releasees, that arise from or relate to any actions, omissions, conditions, events or circumstances prior to the date hereof, including, without limitation, with respect to the Liabilities, any Collateral, the Loan Agreement and any of the Financing Agreements, other than for the Lender’s gross negligence or willful misconduct. The Borrower acknowledges that the Lender is specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to the Lender in entering into this Amendment.
     8. Reference to Loan Agreement; No Waiver.
          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Loan Agreement,” “this Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. The term “Financing Agreements” as defined in Section 1.1 of the Loan Agreement shall include (in addition to the Financing Agreements described in the Loan Agreement) this Amendment and any other agreements, instruments or other documents executed in connection herewith.
          (b) The Lender’s failure, at any time or times hereafter, to require strict performance by the Borrower of any provision or term of the Loan Agreement, this Amendment or the other Financing Agreements shall not waive, affect or diminish any right of the Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by the Lender of a breach of this Amendment or any Event of Default under the Loan Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Amendment, shall be deemed to have been suspended or waived by the Lender unless such suspension or waiver is: (i) in writing and signed by the Lender, and (ii) delivered to the Borrower. In no event shall the Lender’s execution and delivery of this Amendment establish a course of dealing among the Lender, the Borrower or any other obligor or in any other way obligate the Lender to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification (except as expressly provided herein) or waiver of any other term or condition of the Loan Agreement or of any other Financing Agreement, or (B) to prejudice any right or remedy that the Lender may now have under or in connection with the Loan Agreement or any of the other Financing Agreements.

     9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, the Borrower may not assign this Amendment or any of the Borrower’s rights hereunder without the Lender’s prior written consent. Any prohibited assignment of this Amendment shall be absolutely null and void. This Amendment may only be amended or modified by a writing signed by the Lender and the Borrower.
     10. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Amendment.
     11. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Illinois, and the rights and obligations of the parties hereunder shall be construed in accordance with and be enforced and governed by the internal laws of the State of Illinois, without regard to conflict of law or choice of law principles.
     12. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.
     13. SUBMISSION TO JURISDICTION; WAIVER OF VENUE. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:
          (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND THE OTHER FINANCING AGREEMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS AND APPELLATE COURTS FROM ANY THEREOF;
          (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING (i) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME, (ii) THE RIGHT TO ASSERT OR IMPOSE ANY CLAIM, NONCOMPULSORY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT THEREOF IN SUCH PROCEEDING; PROVIDED, HOWEVER, THIS WAIVER DOES NOT

PRECLUDE THE RIGHT TO ASSERT A DEFENSE IN SUCH ACTION OR PROCEEDING OR TO ASSERT OR IMPOSE ANY CLAIM, COUNTERCLAIM OR CROSS-CLAIM WHICH THE BORROWER WISHES TO PURSUE IN A SEPARATE PROCEEDING AT ITS SOLE COST AND EXPENSE, AND (iii) ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT THERETO; AND
          (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE BORROWER AT ITS ADDRESS SET FORTH IN THE LOAN AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. THE BORROWER AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE BORROWER IN ANY SUIT, ACTION OR PROCEEDING, AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO THE BORROWER. SOLELY TO THE EXTENT PROVIDED BY APPLICABLE LAW, SHOULD THE BORROWER, AFTER BEING SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE DELIVERY OR MAILING THEREOF, THE BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST THE BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. NOTHING HEREIN SHALL AFFECT THE LENDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR LIMIT THE LENDER’S RIGHT TO BRING PROCEEDINGS AGAINST THE BORROWER OR ITS PROPERTY IN ANY COURT OR ANY OTHER JURISDICTION.
     14. JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND KNOWINGLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS AMENDMENT, THE FINANCING AGREEMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AMENDMENT AND THE OTHER FINANCING AGREEMENTS. THE LENDER AND THE BORROWER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Term Loan and Security Agreement to be duly executed and delivered as of the date first above written.

RE BAYONET POINT, INC.

RE JACKSONVILLE, INC.

RE PORT CHARLOTTE, INC.

RE SARASOTA, INC.

RE ORANGE PARK, INC.

RE ST. PETERSBURG, INC.

RE SAFETY HARBOR, INC.

By:	/s/ Lawrence R. Deering

Lawrence R. Deering
Chairperson and CEO

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Peter J. Kane

Peter J. Kane
Vice President

The undersigned hereby acknowledges and agrees to the foregoing amendments to the above-referenced Term Loan and Security Agreement.

TANDEM HEALTH CARE, INC.

By: Name:	/s/ Lawrence R. Deering Lawrence R. Deering
Its:	Chairman and CEO